SECURITIES AND EXCHANGE COMMISSION

			Washington, D. C. 20549


				FORM 8-K

			CURRENT REPORT

	  	Pursuant to Section 13 or 15(d) of the
 		Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    September 25, 2003

		AMERICA'S SENIOR FINANCIAL SERVICES, INC.
	(Exact name of registrant as specified in its charter)

      Florida                    0-25803              65-0181535
(State or other jurisdiction     (Commission         (IRS Employer
of incorporation)                  File No.)     Identification No.)

		10800 Biscayne Blvd., Suite 500, Miami, FL 33161

Registrant's telephone number, including area code     (305) 751-3232

Item 5.  Other events

On September 23,2003 the registrant filed a press release discussing resolution of litigation.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit 99.	Press Release dated September 23, 2003 announcing resolution of certain litigation.





	SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AMERICA'S SENIOR FINANCIAL SERVICES, INC.


By:                            s/Nelson A. Locke

September 25, 2003             Nelson A. Locke
                               Chairman




Exhibit 99, Press Release.

Tuesday September 23, 2003 10:03 am ET

AMSE Resolves Certain Litigation; Lawsuits Dismissed with Prejudice

JUPITER, Fla.--(BUSINESS WIRE)-- Sept. 23, 2003-- America's Senior Financial Services, Inc. (OTCBB:AMSE) announced today that certain litigation with a former director, including a suit described as a derivative action, has been resolved. The litigation was dismissed with prejudice and with no material affect on the Company. No payments of any kind were made to the former director or his agents. Mutual releases have been executed.

AMSE has previously announced strong revenue growth and bottom line improvement, and has been the subject of an independent research report that suggests that the Company's common stock may be under-valued. Make your own informed decision. You may view the research report at http://www.frazierresearch.com/ The Company files financial and other reports with the SEC. You may view them at http://www.americassenior.com/investorrelations.html CAUTION
CONCERNING FORWARD-LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements. This news release contains statements regarding the final dismissal (with prejudice) of specific legal actions. The forward-looking effect of these dismissals on the Company's equity or operations is unknown.
This news release also refers to an independent research report which contains forward-looking projections regarding future operations of the Company. There can be no assurances that actual results will meet such projections. The actual results could be influenced by the possibility of lower revenues for the balance the fiscal year, greater than anticipated operating costs, issuance of additional shares, the outcome of other pending or unforeseen litigation, the decline of availability of mortgages at reasonable rates, the inability of the Company to raise acquisition funding, or a downtrun in general economic conditions. This information speaks only as of the date made.

We undertake no obligation to update any of these statements to reflect events or circumstances arising after the date on which they are made. To contaact Investor RElations, email the Company at info@americassenior.com. The compnay's web addresses are http://www.americassenior.com, http://www.synergy-mortgage.com and http://www.jupiter-mortgage.com




info@americassenior.com
Visit the Company's web site at http://www.americassenior.com. To apply online for residential mortgage products, visit http://www.jupiter-mortgage.com


Contact:
     America's Senior Financial Services, Inc., Miami
     Nelson Locke, 305/751-3232 X2266
     Fax Line: 305/762-5548
     E-mail: info@americassenior.com
     http://www.americassenior.com



Source: America's Senior Financial Services